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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                            ------------------------

                                AMENDMENT NO. 1

                                 CURRENT REPORT

                            ------------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               February 3, 1999
               ------------------------------------------------
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                 CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                    ----------------------------------------
                    (STATE OR JURISDICTION OF INCORPORATION)


                 33-90344                              23-2498715
           ------------------------                -------------------
           (COMMISSION FILE NUMBER)                  (IRS EMPLOYER
                                                   IDENTIFICATION NO.)


              1341 North Delaware Avenue, Philadelphia, PA 19125
          -----------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                 (215) 425-8682
                        -------------------------------
                        (REGISTRANT'S TELEPHONE NUMBER)

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


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

In a Form 8-K filed on February 18, 1999, Clariti Telecommunications International, Ltd. ("Clariti") disclosed in Item 2 that it had sold all of the outstanding capital stock of Telnet Products & Services, Ltd. ("Telnet") on February 3, 1999. Prior to its sale, Telnet was one of several businesses Clariti had acquired as part of its December 8, 1998 acquisition of GlobalFirst Holdings, Ltd. ("GlobalFirst"). The pro forma financial information required to be included in such Form 8-K was not included therein and is included in this Form 8-K/A pursuant to Item 7(b)(2) of such form.

                                                                  PAGE
                                                                  ----
(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     None

(b) PRO FORMA FINANCIAL INFORMATION                                F-1

     Unaudited Pro Forma Combined Balance Sheet as of
      December 31, 1998                                            F-2

     Unaudited Pro Forma Combined Statement of Operations
      for the year ended June 30, 1998                             F-4

     Unaudited Pro Forma Combined Statement of Operations
      for the six months ended December 31, 1998                   F-5

     Notes to Unaudited Pro Forma Combined Financial Statements    F-6

(c) EXHIBITS

     None






                                    2

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD.
                                  (Registrant)

                                 By: s/James M. Boyd, Jr.
                                     --------------------
                                     James M. Boyd, Jr.
                                     Vice President of Finance and
                                     Chief Accounting Officer

Date: April 19, 1999



                                    3

                 CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD.


               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS



On December 8, 1998, Clariti Telecommunications International, Ltd. ("Clariti") acquired all of the outstanding capital stock of GlobalFirst Holdings, Ltd. ("GlobalFirst"). On February 3, 1999 Clariti sold all of the outstanding capital stock of Telnet Products & Services, Ltd. ("Telnet"), a wholly owned subsidiary of GlobalFirst.

The following unaudited pro forma combined financial statements are based on the historical financial statements of Clariti, GlobalFirst and Telnet, after giving effect to the acquisition of GlobalFirst (including Telnet) by Clariti in a transaction accounted for as a reverse acquisition under the purchase method of accounting. The pro forma adjustments are based upon preliminary allocations of the GlobalFirst purchase price and upon the assumptions described in the accompanying notes. Actual allocations of the GlobalFirst purchase price are likely to be different from that reflected in these pro forma financial statements. References in this document to data presented on a "pro forma basis" as of any date or for any period shall have the meaning set forth above with respect to such date or period.

The unaudited pro forma combined financial statements should be read in conjunction with Clariti's financial statements appearing in its Form 10-QSB filed February 22, 1999 and the financial statements of GlobalFirst appearing in a Form 8-K/A filed by Clariti on February 22, 1999. The unaudited pro forma combined financial statements are presented for information purposes only and are not necessarily indicative of the results that would have been reported had such events occurred on the dates specified, nor is it indicative of Clariti's future results.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1998
          (Dollars and Shares in Thousands, Except Per Share Amounts)



                                              Deduct     Pro Forma
                                            Historical  Adjustments
                    Historical  Historical    Telnet      for the
                     Clariti    GlobalFirst  Products   Acquisition
                     Telecoms.   Holdings     & Svcs.     and Sale   Pro Forma
                    Int'l Ltd.     Ltd.        Ltd.         (a)       Combined
                    ----------  -----------  ---------  -----------  ---------
     ASSETS

CURRENT ASSETS
 Cash and cash
  equivalents        $ 14,944    $  1,349    $(   108)   $      -     $ 16,185
 Trade accounts
  receivable                -       8,705     ( 1,364)          -        7,341
 Advances to
  subsidiaries          2,975           -           -     ( 2,975)(b)        -
 Other receivables          -       1,002     ( 1,002)          -            -
 Refundable taxes           -       1,005           -           -        1,005
 Prepaid expenses
  and other
  current assets          126         936     (   737)          -          325
                     --------    --------    --------    --------     --------
                       18,045      12,997     ( 3,211)    ( 2,975)      24,856

PROPERTY AND
 EQUIPMENT                319       4,720     ( 3,374)          -        1,665

INTANGIBLE ASSETS         230           -           -      89,957 (c)   90,187
                     --------    --------    --------    --------     --------
TOTAL ASSETS         $ 18,594    $ 17,717    $( 6,585)   $ 86,982     $116,708
                     ========    ========    ========    ========     ========

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1998
          (Dollars and Shares in Thousands, Except Per Share Amounts)


                                              Deduct     Pro Forma
                                            Historical  Adjustments
                    Historical  Historical    Telnet      for the
                     Clariti    GlobalFirst  Products   Acquisition
                     Telecoms.   Holdings     & Svcs.     and Sale   Pro Forma
                    Int'l Ltd.     Ltd.        Ltd.         (a)       Combined
                    ----------  -----------  ---------  -----------  ---------
  LIABILITIES AND
STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable    $    330    $ 17,843    $( 4,624)   $      -     $ 13,549
 Deferred revenue           -       1,063           -           -        1,063
 Accrued expenses
  and other current
  liabilities             130       4,549     ( 3,334)          -        1,345
 Funding from
  parent                    -       2,975           -     ( 2,975)(b)        -
                     --------    --------    --------    --------     --------
TOTAL LIABILITIES         460      26,430     ( 7,958)    ( 2,975)      15,957
                     --------    --------    --------    --------     --------

STOCKHOLDERS' EQUITY
 Common stock              35           -           -           -           35
 Warrants
  outstanding           1,881           -           -           -        1,881
 Additional
  paid-in-capital      51,005      24,770     (24,921)    128,510 (c)  151,920
                                                          (27,444)(d)
 Accumulated deficit  (34,787)    (33,676)     26,481     (38,553)(c)  (53,091)
                                                           27,444 (d)
 Cumulative
  translation
  adjustment                -         193     (   187)          -            6
                     --------    --------    --------    --------     --------

TOTAL STOCKHOLDERS'
 EQUITY (DEFICIT)      18,134     ( 8,713)      1,373      89,957      100,751
                     --------    --------    --------    --------     --------
TOTAL LIABILITIES
 AND STOCKHOLDERS'
 EQUITY              $ 18,594    $ 17,717    $( 6,585)   $ 86,982     $116,708
                     ========    ========    ========    ========     ========

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998
          (Dollars and Shares in Thousands, Except Per Share Amounts)


                                              Deduct     Pro Forma
                                            Historical  Adjustments
                    Historical  Historical    Telnet      for the
                     Clariti    GlobalFirst  Products   Acquisition
                     Telecoms.   Holdings     & Svcs.     and Sale   Pro Forma
                    Int'l Ltd.     Ltd.        Ltd.         (a)       Combined
                    ----------  -----------  ---------  -----------  ---------
Revenue              $     -     $ 13,558    $(12,972)   $      -     $    586

Cost of revenue            -       21,953     (21,541)          -          412
                     -------     --------    --------    --------     --------
Gross profit (loss)        -      ( 8,395)      8,569           -          174

Sales and marketing        -        1,900     ( 1,631)          -          269
Research and
 development           1,321            -           -           -        1,321
General and
 administrative        3,294        7,883     ( 7,580)          -        3,597
Amortization               -            -           -      25,702(c)    25,702
                     -------     --------    --------    --------     --------

Net loss              (4,615)     (18,178)     17,780     (25,702)     (30,715)

Other comprehensive
 income (loss):
  Foreign currency
   translation adjs.       -      (    64)        147           -           83
                     -------     --------    --------    --------     --------
Comprehensive loss   $(4,615)    $(18,242)   $ 17,927    $(25,702)    $(30,632)
                     =======     ========    ========    ========     ========

Weighted average number of shares outstanding                          108,906

Basic and diluted loss per common share                               $(  0.28)
                                                                      ========

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
          (Dollars and Shares in Thousands, Except Per Share Amounts)


                                              Deduct     Pro Forma
                                            Historical  Adjustments
                    Historical  Historical    Telnet      for the
                     Clariti    GlobalFirst  Products   Acquisition
                     Telecoms.   Holdings     & Svcs.     and Sale   Pro Forma
                    Int'l Ltd.     Ltd.        Ltd.         (a)       Combined
                    ----------  -----------  ---------  -----------  ---------
Revenue              $     -     $ 20,536    $( 5,693)   $      -     $ 14,843

Cost of revenue            -       23,105     ( 6,068)          -       17,037
                     -------     --------    --------    --------     --------
Gross profit (loss)        -      ( 2,569)        375           -      ( 2,194)

Sales and marketing        -        1,013     (   320)          -          693
Research and
 development             867            -           -           -          867
General and
 administrative        1,861       10,986     ( 5,963)          -        6,884
Amortization               -            -           -      12,851(c)    12,851
                     -------     --------    --------    --------     --------

Net loss              (2,728)     (14,568)      6,658     (12,851)     (23,489)

Other comprehensive
 income (loss):
  Foreign currency
   translation adjs.       -          235          40           -          275
                     -------     --------    --------    --------     --------
Comprehensive loss   $(2,728)    $(14,333)   $  6,698    $(12,851)    $(23,214)
                     =======     ========    ========    ========     ========

Weighted average number of shares outstanding                          111,945

Basic and diluted loss per common share                               $(  0.21)
                                                                      ========

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
----------------------------------------------------------
(a) The Unaudited Pro Forma Combined Balance Sheet and Statements of Operations have been prepared to reflect the February 1999 sale of Telnet. In addition, the December 1998 business combination between Clariti and GlobalFirst (including Telnet) has been reflected as a reverse acquisition in which GlobalFirst is considered the acquiror and Clariti is considered the acquired company.

(b) Pro forma adjustment reflects elimination of intercompany loans.

(c) Pro forma adjustment reflects intangible assets and related amortization resulting from the business combination between Clariti and GlobalFirst (excluding Telnet) on a straight-line basis over a useful life of five years. Management has not yet allocated any of the excess purchase price of this acquisition to identifiable intangible assets such as technology, in-process research and development, or goodwill, as final valuations of any potential intangible assets are not currently available. Appropriate revisions will be made when the final valuations are available. The useful life of any individual asset so identified may differ from the five-year amortization period reflected in the Pro Forma Combined Statements of Operations.

(d) In accordance with reverse acquisition accounting requirements, pro forma adjustment reflects elimination of Clariti's accumulated deficit as of July 1, 1997, the assumed date of Clariti's acquisition of GlobalFirst in preparing these pro forma financial statements.